Exhibit 99.2

Eclipse Resources and Blue Ridge Mountain Resources Announce the Closing of the Strategic Combination, Borrowing Base Increase to $375 Million, Name and Ticker Change, and Completion of Reverse Stock Split

IRVING, TX - February 28, 2019 - (BUSINESS WIRE) - Eclipse Resources Corporation (NYSE:ECR) (the “Company” or “Eclipse Resources”) and Blue Ridge Mountain Resources, Inc. (OTCPK: BRMR) (“Blue Ridge”) today are pleased to announce they have completed the transaction to combine the two companies under the definitive merger agreement, which was previously approved by the boards of directors and stockholders of each company. The Company is also announcing that it has entered into an amended and restated credit agreement to expand its borrowing base from $225 million to $375 million and extended the maturity date to 2024. In conjunction with the closing, the Company changed its name to Montage Resources Corporation and effected the previously announced 15-to-1 reverse stock split of its common stock. The Company’s common stock will begin trading on the New York Stock Exchange under the new symbol “MR” on March 1, 2019, giving effect to the reverse stock split.

As previously disclosed, Blue Ridge stockholders will receive consideration consisting of 4.4259 shares of Eclipse Resources common stock for each share of Blue Ridge common stock before adjustment for the reverse stock split, or 0.29506 shares of Eclipse Resources common stock for each share of Blue Ridge common stock after adjustment for the reverse stock split.

John Reinhart, President and Chief Executive Officer of Montage Resources, commented, “I am pleased to announce the closing of this transaction that leverages the scale, operational excellence and high-quality, contiguous assets of both organizations. The prolific Utica and Marcellus acreage position, when combined with Montage Resources’ operational expertise, balanced midstream and downstream portfolio, and financial positioning, will facilitate management’s focus on shareholder value through the execution of a development plan prioritizing prudent growth, capital efficiency, and corporate cash flow generation. This is a transformational year for Montage Resources and we are excited to close the transaction and continue working toward creating value in 2019 and beyond.”

About Montage Resources

Montage Resources is an exploration and production company with approximately 227,000 net effective undeveloped acres currently focused on the Utica and Marcellus Shales of southeast Ohio, West Virginia and North Central Pennsylvania.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this press release, regarding Montage Resources’ strategy, future operations, financial position, estimated revenues and income/losses, projected costs and capital expenditures, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “plan,” “endeavor,” “will,” “would,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “delivering,” position,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Montage Resources’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described in “Item 1.A. Risk Factors” in the Company’s’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2018, as amended (the “2017 Annual Report”), and the Company’s Quarterly Reports on Form 10-Q, as well as under the heading “Risk Factors” in the definitive consent solicitation statement/information statement/prospectus related to the combination with Blue Ridge filed by the Company with the Securities and Exchange Commission on January 28, 2019.

Forward-looking statements may include, but are not limited to, statements about Montage Resources’ business strategy; reserves; general economic conditions; financial strategy, liquidity and capital required for developing its properties and timing related thereto; realized natural gas, NGLs and oil prices; timing and amount of future production of natural gas, NGLs and oil; its hedging strategy and results; future drilling plans; competition and government regulations, including those related to hydraulic fracturing; the anticipated benefits under commercial agreements; marketing of natural gas, NGLs and oil; leasehold and business acquisitions; the costs, terms and availability of gathering, processing, fractionation and other midstream services; the costs, terms and availability of downstream transportation services; general economic conditions; credit markets; uncertainty regarding future operating results, including initial production rates and liquid yields in type curve areas; and plans, objectives, expectations and intentions contained in this press release that are not historical. Forward-looking statements also may include statements relating to the combination with Blue Ridge, including statements regarding the combined company and its operations, integration and transition plans, synergies, cost savings, opportunities, anticipated future performance, benefits of the transaction and its impact on the combined company’s business, operations, assets, results of operations, liquidity, and financial position, and any statements of assumptions underlying any of the foregoing.

Montage Resources cautions you that all these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, incident to the exploration for and development, production, gathering and sale of natural gas, NGLs and oil. These risks include, but are not limited to, legal and environmental risks, drilling and other operating risks, regulatory changes, commodity price volatility and declines in the price of natural gas, NGLs, and oil, inflation, lack of availability of drilling, production and processing equipment and services, counterparty credit risk, the uncertainty inherent in estimating natural gas, NGLs and oil reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and the other risks described in “Item 1A. Risk Factors” of the 2017 Annual Report and the Company’s’ Quarterly Reports on Form 10-Q. In addition, forward-looking statements are subject to risks and uncertainties related to the combination with Blue Ridge, including, without limitation, failure to realize or delays in realizing expected synergies or other benefits of the transaction, difficulties in integrating the combined operations, disruption of management time from ongoing business operations due to the transaction, adverse effects on the ability of the combined company to retain and hire key personnel and maintain relationships with suppliers and customers, negative effects of consummation of the transaction on the market price of the Company’s common stock, transaction costs, unknown liabilities or unanticipated expenses, and the other risks described under the heading “Risk Factors” in the definitive consent solicitation statement/information statement/prospectus related to the combination with Blue Ridge filed by the Company with the Securities and Exchange Commission on January 28, 2019.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement and are based on assumptions that Montage Resources believes to be reasonable but that may not prove to be accurate. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Montage Resources or persons acting on its behalf may issue. Except as otherwise required by applicable law, Montage Resources disclaims any duty to update any forward-looking statements to reflect new information or events or circumstances after the date of this press release. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contact:

Montage Resources Corporation

Douglas Kris, Investor Relations

814-325-2059

dkris@mresources.com